                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 16, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Not Applicable                   333-28811-01                 Not Applicable
 --------------                   ------------                 --------------
(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                  P.O. Box 20080, Jackson, Mississippi  39289
              ---------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (601) 968-4400
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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ITEM 5.   OTHER EVENTS.
------    ------------

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of October 1998, to the Series 1997-2 Certificateholders on November 16, 1998.

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of October 1998, to the Series 1998-1 Certificateholders on November 16, 1998.

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of October 1998, to the Series 1998-2 Certificateholders on November 16, 1998.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

      (c)    Exhibits.

             The following exhibits are filed herewith:

Exhibit No.      Description
-----------      -----------

    99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of October 1998

    99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of October 1998

    99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of October 1988

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAKS INCORPORATED, AS SERVICER UNDER THE
                                PROFFITT'S CREDIT CARD MASTER TRUST
                                (Registrant)



                                /s/ Douglas E. Coltharp
                                --------------------------
                                Douglas E. Coltharp
                                Executive Vice President and
                                Chief Financial Officer

Date:  November 16, 1998

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------
  99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of October 1998

  99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of October 1998

  99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of October 1998